CONSENT AND LIMITED WAIVER

     THIS CONSENT AND LIMITED WAIVER (this "Consent") is dated effective as of March 31, 2000, by David D. Dulany, M.D. ("Dulaney"), Ronald W. Barnet, M.D. ("Barnet"), Mark Rosenberg ("Rosenberg"), Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"), LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK"), Prime Refractive, L.L.C., a Delaware limited liability company ("Prime Refractive"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime BDR"), and Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company ("Prime BDEC" and together with all of the foregoing parties, the "Consenting Parties") for the benefit of Prime Medical Services, Inc., a Delaware corporation ("PMSI") and each subsidiary and affiliate of PMSI.

         WHEREAS, the Consenting Parties, PMSI, Prime Medical Operating, Inc., a Delaware corporation, and Prime Refractive Management, L.L.C., a Delaware limited liability company are parties to that certain Contribution Agreement (the "Contribution Agreement") dated as of September 1, 1999, as amended pursuant to that certain First Amendment to Contribution Agreement dated as of January 31, 2000;

         WHEREAS, pursuant to Article VIII of the Contribution Agreement, PMSI is prohibited from acquiring another center engaged in Refractive Surgery (as defined in the Contribution Agreement) unless an exception enumerated in Article VIII applies to such acquisition; and

         WHEREAS, the Consenting Parties desire to consent to, and waive any claims they may have as a result of, the acquisition by PMSI (through one or more of its subsidiaries or affiliates) of certain assets from Ken Moadel, M.D. (and certain entities owned or controlled by Ken Moadel, M.D.) and the establishment of a Refractive Surgery joint venture with Ken Moadel, M.D. that will engage in business activities similar to those engaged in by Prime BDEC, including without limitation, the provision of services related to Refractive Surgery (the "Moadel Acquisition").

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

         1. Consent and Limited Waiver. Each of the Consenting Parties, on its own behalf and on behalf of its affiliates, hereby consents to the Moadel Acquisition on whatever terms and conditions agreed to by PMSI and waives any present or future claim it may have or claim to have as a result of the Moadel Acquisition. Each of the Consenting Parties agrees that this Consent shall be effective as of the date first written above, notwithstanding the actual date of execution.

         2. Miscellaneous. The parties hereto agree that, except as expressly waived by this Consent, none of the rights, interests and obligations existing and to exist under the Contribution Agreement are hereby released, diminished or impaired, and the Contribution Agreement, and the exhibits thereto, shall remain in full force and effect. This Consent shall be governed by and construed in accordance with the laws of the State of Texas.

                            [Signature page follows]


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                                                    S-3

                                 SIGNATURE PAGE

                                       TO

                           CONSENT AND LIMITED WAIVER

         IN WTNESS WHEREOF, the parties hereto have executed this Consent effective as of the date first written above.

BDEC:                               Barnet Dulaney Eye CENTER, P.L.L.C.

                                            By:
                         David D. Dulaney, M.D., manager

LASIK:                              LASIK INVESTORS, L.L.C.


                                            By:
                         Ronald W. Barnet, M.D., manager

                                            By:
                         David D. Dulaney, M.D., manager

PRIME BDR:                          PRIME/BDR ACQUISITION, L.L.C.
                                            Ronald W. Barnet, M.D., signing as
                                            a manager of Prime BDR,and on behalf
                                            of LASIK as a
                                            member of Prime BDR



                                            David D. Dulaney, M.D., signing as a
                                            manager of Prime BDR, and on behalf
                                            of LASIK as a
                                            member of Prime BDR



                                            Teena Belcik, signing as a manager
                                            of Prime BDR, and on behalf of PMOI
                                            as a member of Prime BDR



PRIME BDEC:                         PRIME/BDEC ACQUISITION, L.L.C.

                                            Ronald W. Barnet, M.D., signing as a
                                            manager of Prime BDEC, and on behalf
                                            of LASIK as a member of Prime BDEC



                                            David D. Dulaney, M.D., signing as a
                                            manager of Prime BDEC, and on behalf
                                            of LASIK as a member of Prime BDEC



                                            Teena Belcik, signing as a manager
                                            of Prime BDEC, and on behalf of PMOI
                                            as a member of Prime BDEC



PRIME REFRACTIVE:          PRIME REFRACTIVE, L.L.C.

                                            Ronald W. Barnet, M.D., signing as a
                                            manager of Prime Refractive, and on
                                            behalf of LASIK
                                            as a member of Prime Refractive



                                            David D. Dulaney, M.D., signing as a
                                            manager of Prime Refractive, and on
                                            behalf of LASIK
                                            as a member of Prime Refractive



                                            Teena Belcik, signing as a manager
                                            of Prime Refractive, and on behalf
                                            of PMOI as a member
                                            of Prime Refractive



DULANEY:

                                            David D. Dulaney, M.D.



BARNET:

                                            Ronald W. Barnet, M.D.



ROSENBERG:

                                            Mark Rosenberg